                                                                      EXHIBIT 21
                                                                     Page 1 of 6



                        SUBSIDIARIES OF THE REGISTRANT
                        ------------------------------



                                                        State in which
                                                    Incorporated or Country
Name of Company                                       in which Organized
---------------                                       ------------------

Alexandril S.A.                                         Uruguay
Arkay Pty Limited                                       Australia
Asia Pioneer Co., Ltd.                                  Hong Kong
Barbados Cosmetics Products Limited                     Barbados
Baser Kimya Sanayii Ve Ticaret Anonim Sirketi           Turkiye
Baser Turketim Pazarlama Ve Ticaret Anonim Sirketi      Turkiye
Bella, S.A.                                             France
Black Like Me (Proprietary) Limited                     South Africa
C-P Peru S.A.                                           Peru
Cachet Investments Limited                              Jersey Islands, U.K.
Chemtech (BVI) Co. Ltd                                  British Virgin Islands
Chet (Chemicals) (Proprietary) Limited                  South Africa
CKS, Inc.                                               Delaware
Cleaning Dimensions, Inc.                               Delaware
Cobelsa S.A.                                            Argentina
Colgalive, S.A.                                         Dominica Republic
Colgate (BVI) Limited                                   British Virgin Islands
Colgate (Guangzhou) Co. Ltd.                            China
Colgate (U.K.) Limited                                  United Kingdom
Colgate Flavors and Fragrances, Inc.                    Delaware
Colgate HoldingsLimited                                 United Kingdom
Colgate, Inc.                                           Delaware
Colgate Music Direct                                    Delaware
Colgate Oral Pharmaceuticals, Inc.                      Delaware
Colgate Sports Foundation, Inc.                         The Philippines
Colgate Venture Company, Inc.                           Delaware
Colgate-Palmolive                                       France
Colgate-Palmolive                                       Ireland
Colgate-Palmolive & Cia                                 Colombia
Colgate-Palmolive A.B.                                  Sweden
Colgate-Palmolive A.G.                                  Switzerland
Colgate-Palmolive Adria d.o.o.                          Slovenia
Colgate-Palmolive (America), Inc.                       Delaware
Colgate-Palmolive A/S                                   Denmark
Colgate-Palmolive Belgium S.A.                          Belgium
Colgate-Palmolive Beteiligungsverwaltungs GmbH          Germany
Colgate-Palmolive (B) Sdn. Bhd.                         Brunei
Colgate-Palmolive (Blantyre) Limited                    Malawi
Colgate-Palmolive Bolivia, Ltda                         Bolivia
Colgate-Palmolive (Borzesti) SRL                        Romania
Colgate-Palmolive (Botswana) (Proprietary) Ltd          Botswana
Colgate-Palmolive (Bulgaria) Ltd                        Bulgaria
Colgate-Palmolive (C.A.) Inc. y Compania Limitada       Guatemala
Colgate-Palmolive Cameroun S.A.                         Cameroon
Colgate-Palmolive Canada, Inc.                          Canada

                                                                      EXHIBIT 21
                                                                     Page 2 of 6


                                                        State in which
                                                    Incorporated or Country
Name of Company                                       in which Organized
---------------                                       ------------------

Colgate-Palmolive (Caribbean), Inc.                     Delaware
Colgate-Palmolive (Central America), Inc.               Delaware
Colgate-Palmolive Central European Management Inc.      Delaware
Colgate-Palmolive (Centro America) S.A.                 Guatemala
Colgate-Palmolive (Ceylon) Limited                      Sri Lanka
Colgate-Palmolive Charitable Foundation                 Delaware
Colgate-Palmolive Chile S.A.                            Chile
Colgate-Palmolive, Cia.                                 Delaware
Colgate-Palmolive Co. (Jamaica) Ltd.                    Jamaica
Colgate-Palmolive Compania Anonima                      Venezuela
Colgate-Palmolive Company, Distr.                       Puerto Rico
Colgate-Palmolive (Costa Rica), S.A.                    Costa Rica
Colgate-Palmolive Cote d'Ivoire, S.A.                   Ivory Coast
Colgate-Palmolive Czech Republic spol. s.r.o.           Czechoslovakia
Colgate-Palmolive de Paraguay, S.A.                     Paraguay
Colgate-Palmolive de Puerto Rico, Inc.                  Delaware
Colgate-Palmolive del Ecuador, S.A.                     Ecuador
Colgate-Palmolive del Peru (Delaware) Inc.
Secursal del Peru                                       Delaware
Colgate-Palmolive Deutschland Holding GmbH              Germany
Colgate-Palmolive Development Corp.                     Delaware
Colgate-Palmolive Distribution Co. (Pty) Ltd            Botswana
Colgate-Palmolive (Dominica), Inc.                      Delaware
Colgate-Palmolive (Dominican Republic), Inc.            Delaware
Colgate-Palmolive (East Africa) Limited                 Kenya
Colgate-Palmolive (Eastern) Pte. Ltd                    Singapore
Colgate-Palmolive (Egypt) S.A.E.                        Egypt
Colgate-Palmolive Enterprises, Inc.                     Delaware
Colgate-Palmolive Espana, S.A                           Spain
Colgate-Palmolive Europe S.A.                           Belgium
Colgate-Palmolive (Far East) Sdn Bhd                    Malaysia
Colgate-Palmolive (Fiji) Limited                        Fiji Islands
Colgate-Palmolive (Finance) (Pty) Limited               South Africa
Colgate-Palmolive G.m.b.H.                              Germany
Colgate-Palmolive Gabon                                 Gabon
Colgate-Palmolive Gesellschaft G.m.b.H.                 Austria
Colgate-Palmolive Global Trading Company                Delaware
Colgate-Palmolive (Gulf States) Ltd.                    British Virgin Islands
Colgate-Palmolive (Guyana) Ltd                          Guyana
Colgate-Palmolive Haci Sakir Sabun
Sanayi ve Ticaret Anonim Sirket                         Turkiye
Colgate-Palmolive (H.K.) Limited                        Hong Kong
Colgate-Palmolive (Hellas) S.A. I.C.                    Greece
Colgate-Palmolive Holding Argentina S.A.                Argentina
Colgate-Palmolive Holding Inc.                          Delaware
Colgate-Palmolive Hungary Trading Unlimited
Partnership                                             Hungary
Colgate-Palmolive (Hungary) Manufacturing,
Limited Liability Company                               Hungary

                                                                      EXHIBIT 21
                                                                     Page 3 of 6


                                                     State in which
                                                  Incorporated or Country
Name of Company                                       in which Organized
---------------                                       ------------------

Colgate-Palmolive, Inc.                                 Delaware
Colgate-Palmolive (India) Limited                       India
Colgate-Palmolive Industries (Private) Ltd              Zimbabwe
Colgate-Palmolive International Holdings B.V.           Netherlands
Colgate-Palmolive International Incorporated            Delaware
Colgate-Palmolive Investment Co., Inc.                  Delaware
Colgate-Palmolive Investments, Inc.                     Delaware
Colgate-Palmolive Investments (PNG) Pty Ltd             Papua New Guinea
Colgate-Palmolive (Latvia) SIA                          Latvia
Colgate-Palmolive Limited                               New Zealand
Colgate-Palmolive, Ltda                                 Brazil
Colgate-Palmolive (Malaysia) Sdn Bhd                    Malaysia
Colgate-Palmolive (Marketing)  Sdn Bhd                  Malaysia
Colgate-Palmolive Mennen Limited                        United Kingdom
Colgate-Palmolive (Middle East Exports) Ltd.            British Virgin Islands
Colgate-Palmolive (Mocambique) Limitada                 Mozambique
Colgate-Palmolive Morocco                               Morocco
Colgate-Palmolive Nederland B.V.                        Netherlands
Colgate-Palmolive (Nepal) Private Limited               Nepal
Colgate-Palmolive (New York), Inc.                      Delaware
Colgate-Palmolive (Nigeria) Services Ltd.               Nigeria
Colgate-Palmolive NJ, Inc.                              New Jersey
Colgate-Palmolive Nordic A/S                            Denmark
Colgate-Palmolive Norge A/S                             Norway
Colgate-Palmolive Senegal (ex NSOA) S.A.                Senegal
Colgate-Palmolive Participacoes e
Investimentos Imobiliarios, S.A.                        Portugal
Colgate-Palmolive The Philippines, Inc.                 The Philippines
Colgate-Palmolive Peru S.A.                             Peru
Colgate-Palmolive (PNG) Pty Ltd                         Papua New Guinea
Colgate-Palmolive (Poland) Sp. z 0.0.                   Poland
Colgate-Palmolive Pty Limited                           Australia
Colgate-Palmolive (Pty) Limited                         South Africa
Colgate-Palmolive (Research & Development), Inc.        Delaware
Colgate-Palmolive (Romania) SRL                         Romania
Colgate-Palmolive, S.A.                                 Portugal
Colgate-Palmolive, S.A. de C.V.                         Mexico
Colgate-Palmolive (Slovakia) sro                        Slovakia
Colgate-Palmolive Sociedad Anonima Industrial
y Commercial                                            Argentina
Colgate-Palmolive Son Hai Limited                       Vietnam
Colgate-Palmolive S.p.A.                                Italy
Colgate-Palmolive SP                                    Ukraine
Colgate-Palmolive Support Services                      Ireland
Colgate-Palmolive Temizlik Urunleri Sanayi
 ve Ticart S.A                                          Delaware
Colgate-Palmolive (Thailand) Ltd.                       Thailand
Colgate-Palmolive Transnational Inc.                    Delaware
Colgate-Palmolive (Uganda) Limited                      Uganda
Colgate-Palmolive (U.K.) Limited                        United Kingdom

                                                                      EXHIBIT 21
                                                                     Page 4 of 6


                                                   State in which
                                               Incorporated or Country
Name of Company                                  in which Organized
---------------                                  ------------------

Colgate-Palmolive (Zimbabwe), Inc.                      Delaware
Consumer Viewpoint Center, Inc.                         New Jersey
Cosmeticos Grasse Ltda.                                 Chile
Cotelle S.A.                                            France
CP Adina S.A.                                           Colombia
CP Holding S.A.                                         France
CP Super Management Pty Ltd                             Australia
CPC Funding Company                                     Delaware
CPIF, Inc.                                              Delaware
Cristasol, S.A.                                         Spain
Delpha, S.A.                                            France
Dental Pack Industria E Comercio Ltda                   Brazil
Dentatech (BVI) Co. Ltd                                 British Virgin Islands
DF Soap Co.                                             Delaware
DFW Co.                                                 Cayman Islands
Dimac Development Corp.                                 Delaware
Direct Development, Inc.                                Massachusetts
Distribuidora Edison S.A.                               Argentina
Dominica Coconut Products Limited                       Dominica
EKIB, Inc.                                              Delaware
ELM Company Limited                                     Bermuda
Empresa de Maquilas, S.A. de C.V.                       Mexico
Endeavon (PNG) Pty Ltd.                                 Papua New Guinea
Fabnac Colgate-Palmolive S.A.                           Haiti
Fundacion Colgate-Palmolive Dominicana, N/A, Inc.       Dominican Republic
Global Trading and Supply Company                       Delaware
Hamol B.V.                                              Netherlands
Hamol, Ltd                                              Delaware
Hao Lai Chemical Co. Ltd.                               Taiwan
Hawley & Hazel (BVI) Company Ltd                        British Virgin Islands
Hawley & Hazel (Malaysia) Sdn Bhd                       Malaysia
Hawley & Hazel Chemical Co. (H.K.) Ltd.                 Hong Kong
Hawley & Hazel Chemical Co. Singapore (Pte.) Ltd.       Singapore
Hawley & Hazel Chemical Company (Zhongshou) Limited     China
Hawley & Hazel China Investment Limited                 China
Hawley & Hazel Investment Co., Ltd.                     Hong Kong
Hawley & Hazel Taiwan Corporation                       Taiwan
Herrick International Limited                           British Virgin Islands
Hill's Funding Company                                  Delaware
Hill's Pet Nutrition B.V.                               Netherlands
Hill's International Sales FSC B.V.                     Netherlands
Hill's Pet Nutrition Canada Inc.                        Canada
Hill's Pet Nutrition de Puerto Rico, Inc.               Puerto Rico
Hill's Pet Nutrition Espana, S.L.                       Spain
Hill's Pet Nutrition GmbH                               Germany
Hill's Pet Nutrition, Inc.                              Delaware
Hill's Pet Nutrition Ltd.                               United Kingdom
Hill's Pet Nutrition Manufacturing, B.V.                Netherlands

                                                                      EXHIBIT 21
                                                                     Page 5 of 6


                                                       State in which
                                                   Incorporated or Country
Name of Company                                      in which Organized
---------------                                      ------------------

Hill's Pet Nutrition Pty Limited                        Australia
Hill's Pet Nutrition Sales, Inc.                        Delaware
Hill's Pet Products (Benelux) S.A.                      Belgium
Hill's Pet Products de Mexico, S.A. de C.V.             Mexico
Hill's Pet Products (NZ) Limited                        New Zealand
Hill's Pet Products Manufacturing, B.V.                 Netherlands
Hill's Pet Products S.p.A.                              Italy
Hill's Pet Products SNC                                 France
Hill's Pet Products, Inc.                               Delaware
Hill's-Colgate (Japan) Ltd.                             Japan
HL Soap Co.                                             Delaware
HLP Co.                                                 Cayman Islands
Hopro Liquidating Corp.                                 Ohio
Industrial Jabonera Ecuatoriana S.A.                    Ecuador
Industrias Quimicas Associadas Multiquim, S.A.          Ecuador
Inmobiliara Hills, S.A. de C.V.                         Mexico
Innovacion Creativa, S.A. de C.V.                       Mexico
Inter-Hamol, S.A.                                       Luxembourg
International Equitable Assocation
(Industrial & Commercial) Limited                       Nigeria
JG Soap Co.                                             Delaware
JGP Co.                                                 Cayman Islands
JPK Co.                                                 Cayman Islands
JP Soap Co.                                             Delaware
K.G. Caviar Im-Und Export, GmbH & Co.                   Germany
Kolynos Corporation                                     Delaware
Kolynos do Brasil Ltda                                  Brazil
Lournay Sales, Inc.                                     Delaware
Mennen de Nicaragua, S.A.                               Delaware
Mennen Guatemala, S.A.                                  Guatemala
Mennen Interamerica Limited                             Delaware
Mennen Investments Inc.                                 Delaware
Mennen Limited                                          Delaware
Mennen Products (Pty) Ltd                               South Africa
Mennen South Africa, Ltd                                Delaware
Mission Hill's Property Corporation                     Delaware
Mission Hills, S.A. de C.V.                             Mexico
New Science, Inc.                                       Delaware
Norwood International Incorporated                      Delaware
ODOL Sociedad Anonima Industrial y Commercial           Argentina
Olive Music Publishing Corporation                      Delaware
Oraltech Company, Limited                               British Virgin Islands
Palmolive (Guangzhou) Co. Ltd.                          China
Paramount Research, Inc.                                Delaware
Pet Chemicals Inc.                                      Florida
Polyana S.A.                                            Uruguay
Princess House de Mexico, S.A. de C.V.                  Mexico
Productors Halogenados Copalven, C.A.                   Venezuela

                                                                      EXHIBIT 21
                                                                     Page 6 of 6


                                                        State in which
                                                    Incorporated or Country
Name of Company                                       in which Organized
---------------                                       ------------------

P.T. Colgate-Palmolive Indonesia                        Indonesia
P.T. Hawley & Hazel Indonesia                           Indonesia
Purity Holding Company                                  Delaware
Purity Music Publishing Corporation                     Delaware
Refresh Company Limited                                 Dominica
Samuel Taylor Holdings B.V.                             Netherlands
Siam Purity Distribution Co. Ltd.                       Thailand
Societe Industriale de Bourbon, S.I.B.                  Reunion
Softsoap Enterprises, Inc.                              Massachusetts
Somerset Collections Inc.                               Massachusetts
Southhampton-Hamilton Company                           Delaware
The Lournay Company, Inc.                               Delaware
The Mennen Company                                      New Jersey
The Murphy-Phoenix Company                              Ohio
VCA, Inc.                                               Delaware
Veterinary Companies of America, Inc.                   Delaware
Village Bath Products, Inc.                             Minnesota
Vipont Pharmaceutical, Inc.                             Delaware
XEB, Inc                                                New Jersey
ZAO Colgate-Palmolive (Russia)                          Russia